GBID EMPLOYMENT AGREEMENT


This Employee Agreement is dated for reference the 21st day of June
1999.

BETWEEN:

GLOBAL BUSINESS INFORMATION DIRECTORY INC., a company duly incorporated under the laws of Colorado, and having a business office located at 999 3rd Avenue, Suite 3800, Seattle, Washington, 98104
(the "Company")

OF THE FIRST PART
AND:

DANIEL MCKENNA
of 1982 E. 5th Avenue, Vancouver, BC  V5N 1M2
(the "Employee")


OF THE SECOND PART
WHEREAS:

            A.          The Company is engaged in, inter
            alia, the business of research, developing and distribution of Internet business and marketing tools, including without limitation, search engines;

            B.          The Company is desirous of
            establishing an excellent reputation in the marketplace and has agreed to employ the Employee to assist in achieving that goal on the terms and conditions hereinafter set forth;

            C.          The Employee has agreed to be
            contracted by the Company upon the terms and conditions hereinafter set forth.

            NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and mutual covenants and agreements herein contained, the parties hereto covenant and agree each with the other as follows:

            1.          EMPLOYMENT

                        The Company hereby contracts the
            Employee as Sales and Marketing Manager of the Company for North, Central and South
            Americas and the Employee hereby accepts such contract, to perform the duties and render the services set forth herein during the term of this Agreement.

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            2.          TERM

                        This Agreement will commence
            immediately upon the execution of this
            Agreement by both parties, and shall
            continue in full force and effect until
            terminated by either side.

            3.          COMPENSATION

                        As compensation for the services
            of the Employee during the term of this
            Agreement, the Company shall pay and the Employee earn:

A.         Salary would be equal to $5,500.00 US per month
           ($66,000.00US per year), paid on the 15th and 30th/31st of the month.
B. Commission equal to 1.5% of total sales generated from the sales of Web Sites, Web Site Construction, and any other revenue generated from the efforts of the Marketing and Promotions Group.
C. Immediate implementation of 25,000 restricted trading shares in the name of Daniel McKenna.
D. Additional 25,000 restricted trading shares implemented October 1st, 1999 for a total of 50,000 shares. All shares will have a one-year restriction as of March 31, 1999 or when GBID is sold which ever comes first.
E. GBID guarantees a 1-year contract with a buy out of the balance of the year should GBID terminate the contract of employment.
F. Issues such as expense account, moving allowance (relocation to the Seattle area) etc. to be negotiated or implemented upon signing of contract. The policy for expenses should be outlined in the company policy book or directors policy outline.

            4.          REIMBURSEMENT FOR EXPENSES

                        The Employee will be reimbursed
            for all reasonable out-of-pocket expenses incurred by the Employee in or about the execution of his employment, including, without limiting the generality of the foregoing, all promotion related travel and promotional expenses payable or incurred by the Employee in connection with his duties under this Agreement. Reimbursement for expenses to be repaid on a bi-weekly basis upon receiving expense sheet from the employee.

            5.          DUTIES AND SERVICES

                        During the term of this
            Agreement, the Employee agrees to:

            (a) Carry out the duties of Director of Marketing and Sales as outlined in the letter to the employee dated April 9, 1999.
            (b) Do his/her utmost to enhance and develop the best interests and welfare of the Company,
            (c)  Give his/her best efforts and skill to
                 advancing and promoting the growth and success of the Company; and
            (d) Perform such duties or render such services as the Board of Directors of the Company may from time to time reasonably confer upon or impose on the Employee.

            6.          DEVOTION OF TIME

                        It is acknowledged and agreed by
            the Employee that the work of the Employee is and will be of such a nature that regular hours may be impossible, and there may be occasions in which the Employee will not be required to work a full seven hours per day and/or a full five days per week. It is also anticipated that there will be certain evenings, Saturdays, Sundays and holidays during which the Employee will be required to work.

            7.          TERMINATION OF AGREEMENT

                        Notwithstanding any other
            provision herein, it is understood and
            agreed by and between the parties hereto that the Employee may resign his employment hereunder by giving one (1) months written notice of such intention to resign, and the Company may terminate this Agreement in its entirety without cause upon providing fifteen (15) days written notice, or fifteen
            (15) days full pay as a termination
            allowance in lieu of notice, together with any unpaid expenses, and the Employee does hereby agree that such termination allowance will be payment in full for any discharge by the Company.

            8.          CONFIDENTIAL INFORMATION

                        The parties hereto acknowledge
            and agree that the Employee will have access to confidential and secret information and therefore the Employee agrees that during the term of this Agreement and on termination or expiry of same, for any reason whatsoever, the Employee will not divulge or utilise for his own benefit or to the detriment of the Company any of such secret or confidential information for a period not less than 5 years.

            9.          PERSONAL CONTRACT

                        This Agreement and all other
            rights, benefits and privileges herein
            confirmed will be personal, and accordingly may not be assigned by the Employee.

            10.         NOTICES

                        All notices or other instruments
            or communications provided for in this
            Agreement shall be in writing and signed by the party giving same and shall be deemed properly given if sent by registered mail or courier deliver addressed to such party at the address set out above, or to such facsimile number as each party to this Agreement has provided to the other from time to time. Each party may by notice to the other party, specify any other address or facsimile number for the receipt of such notices, instruments or communications. Any notice, instrument or communication sent by facsimile transmission shall be deemed properly given on the day sent. Any notice, instrument or communication sent by registered mail or couriered delivery shall be deemed properly given on the day the notice, instrument or communication arrives at the address of destination.

            11.         GOVERNING LAW

                        This Agreement shall be governed
            by the laws of the State of Colorado.

            12.         ENTIRE AGREEMENT

                        This Agreement represents the
            entire agreement between the parties and supersedes any and all prior agreements and understandings, whether written or oral, between the parties. The Employee acknowledges that he was not induced to enter into this Agreement by any representation, warranty, promise or other statement except as contained herein.

            13.         AMENDMENT

                        This Agreement may not be
            amended or otherwise modified except by an instrument in writing signed by both parties.

            14.         HEADINGS
                        All headings and titles in this
            Agreement are for reference only and are not to be used in the interpretation of the terms hereof.

            15.         GENDER

                        Wherever the singular or the
            masculine is used herein, the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

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            16.         COUNTERPART AND FACSIMILE

                        This Agreement may be signed in
            counterpart, which counterparts taken
            together shall constitute one and same
            agreement and any facsimile signature shall be taken as an original.

            IN WITNESS WHEREOF the parties hereto have executed this Agreement as of June 21st, 1999

            GLOBAL BUSINESS INFORMATION DIRECTORY INC.



            /s/ Stephen W. Carmichael
            STEPHEN W. CARMICHAEL, GBID



            /s/ Daniel McKenna
            DANIEL MCKENNA, Employee